Axalta Coating Systems Ltd. Investor Presentation Third Quarter 2016 Exhibit 99.1

PROPRIETARYAXALTA COATING SYSTEMS 2 Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to 2016 financial projections, including execution on our 2016 goals as well as 2016 net sales, Adjusted EBITDA, Adjusted EBITDA margin, interest expense, income tax rate, as adjusted, diluted shares, capital expenditures, depreciation and amortization, working capital, cost savings and related assumptions. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including constant currency net sales, EBITDA, Adjusted EBITDA, Free Cash Flow, and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA consists of EBITDA adjusted for (i) non-operating income or expense, (ii) the impact of certain non-cash or other items that are included in net income and EBITDA that we do not consider indicative of our ongoing performance and (iii) certain unusual items impacting results in a particular period. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Our use of the terms constant currency net sales, EBITDA, Adjusted EBITDA, Free Cash Flow, and Net Debt may differ from that of others in our industry. Constant currency net sales, EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Constant currency net sales, EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. The company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis where it is unable to provide a meaningful or accurate calculation or estimate of reconciling items and the information is not available without reasonable effort. Segment Financial Measures The primary measure of segment operating performance is Adjusted EBITDA, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts, and prior year financial results, providing a measure that management believes reflects the Company’s core operating performance. As we do not measure segment operating performance based on Net Income, a reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not available. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission. Legal Notices

PROPRIETARYAXALTA COATING SYSTEMS Refinish $1.7 B Industrial $0.7 B Body Shops Light Vehicle $1.3 B CV $0.4 B Performance Coatings General Industrial, Electrical Insulation, Architectural Transportation Coatings Adjusted EBITDA1,2 - $539 M (23% Margin) Adjusted EBITDA1,2 - $328 M (19% Margin) Light Vehicle / Automotive OEMs Truck, Bus, Rail, Off-road OEMs 58% of Sales – Refinish 42% l Industrial 16% 42% of Sales - Light Vehicle 32% l Commercial Vehicle 10% ____________________________________________________________________________________________________________ 1. Financials for FY 2015, all sales data refers to Net Sales 2. Consolidated Adjusted EBITDA reconciliation can be found in the Appendix 3 Axalta – A Global Leader In Coatings

AXALTA COATING SYSTEMS Key Goals For 2016 Grow the Business Productivity Initiatives to Improve Cost Structure Focus on Operating Improvement Extend Core Strengths & Globalize • Net sales growth of 4-6% ex-currency • Expect to outgrow our end-markets • $60 million in combined 2016 cost savings • Axalta Way expected to ramp up in 2016 • New capacity ramps continue, opportunity to refine our operating strengths • Strong global foundation, see opportunity to extend further Continue High IRR Investment Projects • Expansion projects largely completed • Productivity & growth capex remain in high gear 4 M&A Interest Increasing • Participate in attractive bolt-on M&A over time FCF & Debt Paydown Still A Priority • Expect solid progress in reducing our leverage ratios Stated Objective Results Expected

PROPRIETARYAXALTA COATING SYSTEMS 5 Axalta Operates Fundamentally Strong Businesses A Global Leader in Our Markets Significant Competitive Advantages A Service-Led Business Model Structurally Attractive End Markets Highly Variable Cost Structure; Low Capital Intensity

A Global Leader In Our Markets

Axalta's Global Scale Enables Market Leadership



North America[1]
34% Sales
Latin America[1]
13% of Sales
EMEA
35% of Sales
Asia Pacific
18% of Sales
Manufacturing Facility[2]
Technology Center

- ✓ 36 manufacturing facilities
- ✓ 46 customer training sites
- ✓ 4 technology centers
- ✓ ~12,800 employees selling into 130+ countries

Information as of and for FY 2015, all sales data refers to Net Sales
1. Mexico is included in Latin America
2. Includes 9 JV facilities.

AXALTA COATING SYSTEMS
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PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS Peer 1 24% Axalta 19% Peer 2 18% Peer 3 13% Other 26% 7 A Global Leader In Our Markets ~90% of Sales from Markets Where Axalta Has #1 or #2 Global Share Axalta 25% Peer 1 20% Peer 2 11% Peer 3 11% Other 33% Performance Coatings: Refinish Transportation Coatings: Light Vehicle #1 ______________________________________________________ Source: Orr & Boss and Axalta estimates based on 2014 data #2

Significant Competitive Advantages

Global Technology Leader	Extensive Formulation Database	Deep Process Technology Knowledge	Go-To-Market With Strong Brands	Differentiated Technical Support
			Cromax, Spies Hecker, Standox, Imron	
▪ 1,200+ technology employees ▪ 800+ patents, 275+ trademarks ▪ $160+ million annual spend	▪ 4+ million color variations ▪ Hundreds of formulations in automotive & industrial	▪ 36 plants on 5 continents ▪ Significant legacy capital investment ▪ Process technology is hard to replicate	▪ Deep coatings heritage since 1866 ▪ Broad brand portfolio	▪ Dedicated employees in OEM plants ▪ Technical support to body shops ▪ 80,000 body shops serviced globally

Differentiated Franchise with Global Scale and Strong Competitive Advantages

AXALTA COATING SYSTEMS 8 PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS Industry Trends Axalta Technologies OEM Vehicle Light-Weighting  Broad substrate coating applicability for next generation materials Growth in Multi-Shop Operators (“MSO”)  Axalta’s waterborne technology improves MSO productivity and our national coverage enables high service levels 9 Significant Competitive Advantages More Complex Colors  Integration with OEMs grows color library  Advanced color matching technologies critical to body shop supplier selection  Our technology enables OEMs to reduce capital, footprint, headcount and energy OEMs Seek Continuous Productivity Improvement Government Regulation: VOC Limits  Complete VOC compliant portfolio for both Refinish and OEM Broad Technology Portfolio Well-Positioned to Benefit From Industry Trends

PROPRIETARYAXALTA COATING SYSTEMS 10 Axalta Employs A Service-Led Business Model Critical Functionality at a Relatively Low Cost 1 Compelling Value Proposition Where Product Cost is Not the Main Driver Light & Commercial Vehicle: <1% of a new vehicle’s cost Industrial: Critical to function, durability, safety & compliance Refinish: 5%-10% of total repair cost Body Shop OEM Plant Service is Key in Both Refinish and OEM End-Markets Painter Training Shop Productivity Shop Layout Paint Mixing Line Service Technical Services

PROPRIETARYAXALTA COATING SYSTEMS 11 Structurally Attractive Global End-Markets Strong Coatings Growth Outlook Long Term Alignment With Global Growth  Refinish: Car parc, miles driven and collision rates  Light Vehicle: Emerging economies and middle classes; ongoing consumer strength in developed markets  Commercial Vehicle: Global consumer markets expanding; infrastructure growth  Industrial: Global GDP and industrial production Diverse Industry Growth Drivers Commercial Vehicle Light Vehicle Refinish Industrial 4.9% 4.5% 3.0% 3.0% CAGR Coatings Industry Sales ($ in Billions) _____________________________ Source: Orr & Boss, Axalta estimates $8.2 $9.2 $6.9 $7.8 $2.3 $2.7 $39.6 $48.0 2015E 2019E

PROPRIETARYAXALTA COATING SYSTEMS 12 Highly Variable Cost Structure And Low Capital Intensity  ~50% of COGS come from variable raw material inputs  Utilize temporary labor to enable wage structure flexibility  Toggle other costs as needed in a downturn, including both variable and semi-fixed Low Capital Intensity  Capex at $138 million is 3.4% of sales, but only 1.3% for maintenance capex  Batch production process is inherently flexible  Capacity additions are very modular to minimize stranded cost impacts Variable Cost Structure Well Positioned to React to Cyclical Downturns

PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Future State: A Global, High-Performing, Coatings Leader Consistent Growth Margin Expansion Effective Capital Allocation Enhanced Shareholder Returns Axalta’s Vision To maximize our customers’ productivity and product functionality by offering them innovative coatings solutions and best-of-class service 13

Axalta Aims To Grow The Business While Refining The Cost Structure

AXALTA

Sales Growth Strategies


Visible Growth Supported by Clear Strategies & Enhanced Resources
Focus on Emerging Markets for Long Term Opportunity
Globalizing Existing Products to Reach Underserved Markets
Optimizing Procurement
Focus on Operating Excellence
Streamlining Operations
Enhancing Productivity

Cost Reduction Initiatives

Profitable Growth Underpinned by Both Top and Bottom Line Initiatives

AXALTA COATING SYSTEMS
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PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS 15 Cost Initiatives To Enhance Productivity & Efficiency Fit-For-Growth (Europe): $100 million targeted savings • Right-size staffing levels + wage & benefit restructuring • Rationalize manufacturing and logistics • Invest in automation Initial carve-out actions: • Restructure EMEA • Globalize Procurement • Eliminate Stranded Costs The Axalta Way: $100 million targeted savings • Axalta’s permanent business process for continuous improvement • Implement Lean tools to enhance productivity and improve ROIC • Near-term opportunities in commercial excellence, procurement, SG&A cost reduction 2013 2017 2016 Target: $40 million incremental savings 2016 Target: $20 million incremental savings Targeting $60 million in Combined 2016 Productivity Savings

PROPRIETARYAXALTA COATING SYSTEMS 16 Axalta’s Evolution Is Grounded In Fundamental Goals Leverage our culture of accountability and focus on operational excellence Axalta’s Strategy Grow in targeted industrial coatings segments via organic growth and selective acquisitions Move into attractive adjacencies by leveraging our global technology, process and service capabilities Grow with our market-leading products and services in existing markets

Axalta's Strategy: Grow Core Products & Markets

Refinish

Axalta MSO Market Share



2013
Today

Source: Axalta estimates

- Axalta is gaining share by partnering with market winners
- Our value proposition remains strong with all refinish market channels

Light Vehicle



- Axalta has demonstrated growth with key business wins

Heavy Duty Truck

North America Heavy Duty Truck Market



Peer 3
Other
Peer 2
Peer 1
Axalta
#1

Source: Orr & Boss, Axalta estimates

Heavy Duty Truck Production

(Vehicles in Thousands)



The China market is ~2.5x North America
236
587
North America
China

Source: LMC Automotive (2016E)

Strong Momentum Driven by Customer-Centric Approach

AXALTA COATING SYSTEMS
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PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS $14.3 $15.6 $17.1 $18.5 $20.1 2014E 2015E 2016E 2017E 2018E Emerging Markets, 31% 18 Axalta’s Strategy: Accelerate Growth In Emerging Markets China Example Light Vehicles, Per 1,000 People China Car Parc (thousands) 743 263 230 129 61 19 United States Central & Eastern Europe Mexico Brazil China India Damaged Vehicles Per 1M km Driven (2011) Axalta 2015 Net Sales Emerging Market Growth Coatings Market ($ Billions) Significant Emerging Markets Growth Opportunity Significant Opportunity  Rapid growth of middle-classes in emerging economies  Increased vehicle penetration per capita  Expansion of car parc  Elevated collision rates vs. developed markets United States Brazil China___________________________Source: Orr & Boss (2014) _________________________________________ Source: LMC Automotive (2013), World Bank (2013) ____________________ Source: Axalta estimates ___________________________ Source: LMC Automotive (2016) 70 87 103 123 144 165 186 208 230 252 2010A 2013A 2016E 2019E

PROPRIETARYAXALTA COATING SYSTEMS Architectural 19 Axalta’s Strategy: Targeted Industrial Coatings Expansion Growth from Leveraging Our Product Portfolio in Underserved Markets  Strong product portfolio in powder, liquid, and e-coat  Implemented global end-market business structure to capitalize on opportunities  Leveraging existing technology and enhanced sales organization to grow A Broad Industrial Portfolio Electrical Insulation Agricultural, Construction, & Earthmoving Equipment (ACE) Oil & Gas

PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Strategy: Focus On Operating Excellence  Balanced manufacturing footprint and capacity  Ongoing productivity investments  Salesforce reorganization  R&D / Technology enablers  Enhanced IT tools  Procurement roadmap  Process improvement Leadership and Culture  The tone is set; focus on growth and profitability  Independence and accountability is freeing…and infectious  Quality leaders in every region and end-market  Supporting and educating our people  Strive to maintain a strong core talent base  Continue to refine and add talent deeper in the organization Operations Employees Feel the Effect of Our Focus and Accountability 20

Financial Overview

PROPRIETARYAXALTA COATING SYSTEMS 22 Axalta Is Focused On Connecting Performance To Shareholder Returns Underlying Market Growth Axalta Growth Initiatives Operational Improvements M&A Structural demand growth  Industry trends favor global suppliers Momentum driven by customer-centric approach  Long-term growth in emerging markets Globalizing existing products to reach underserved markets Optimize procurement Streamline operations  Enhance productivity ▲Bolt-on and strategic acquisitions ▲Partnerships ▲Consolidation opportunities Organic Levers For Growth Inorganic UpsidesMargin Levers Growth + Margins + Capital Allocation Focus = Industry Leading Shareholder Returns

PROPRIETARYAXALTA COATING SYSTEMS Our Results To Date Have Shown Solid Progress Encouraging Margin Progress, but Currency Mutes Net Sales and EBITDA Net Sales Adjusted EBITDA ($ in millions) ($ in millions) 23 $3,500 $3,700 $3,900 $4,100 $4,300 $4,500 $4,700 2010 2011 2012 2013 2014 2015 Net Sales Net Sales (ex. FX YoY) 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% $450 $500 $550 $600 $650 $700 $750 $800 $850 $900 011 2012 2013 2014 2015 Adju ted EBITDA Adjusted EBITDA Margin %

AXALTA COATING SYSTEMS Q2 Consolidated Results Financial Performance Commentary 24 Strong net sales performance  Continued net sales growth in North America and EMEA, while emerging market economies remain challenged  Volume growth across all regions in Performance Coatings; Transportation Coatings driven largely by North America and EMEA  Positive pricing contribution from both segments, led by North America and Latin America  6.9% unfavorable currency impact largely from Latin America ($ in millions) 2016 2015 Incl. F/X Excl. F/X Performance 632 639 (1.0%) 7.8% Transportation 433 455 (4.9%) (0.7%) Net Sales 1,065 1,094 (2.7%) 4.2% Net Income(1) 49 (25) Adjusted EBITDA 253 256 (1.1%) (1) Represents Net Income attributable to xalta Q2 % Change +2.8% +1.4% (6.9%) (2.7%) $1,065 $1,094 Q2 2016FXVolume PriceQ2 2015 Net Sales Variance

PROPRIETARYAXALTA COATING SYSTEMS The Axalta Way: Driving Towards World Class Productivity Our Goal: $200 million of Adjusted EBITDA savings on a run-rate basis exiting 2017 Cumulative Productivity Initiative Savings ($ in millions) The Axalta Way: “A focused approach to doing business that drives profitability by improving our efficiency, productivity and growth opportunities every day, wherever we do business” 25 2017E2015 2016E2014 Fit for GrowthAxalta Way $37 $72 $92 $100 $57 $100 $17 $89 $200 $148

PROPRIETARYAXALTA COATING SYSTEMS 26 Our Financial Guiding Principles Managing the Capital: Capex Prioritization Metrics-Based Management: Driving the Business with Data Capital Allocation: Improved ROIC Financial Optimization

PROPRIETARYAXALTA COATING SYSTEMS Prioritization Of Capital Spending; Focus On High IRR Capex  Maintenance capital: $50+ million per year  Growth investments  4 capex projects completed in 2015  Wuppertal, Germany  Jiading, China  Mexico City, Mexico  Guarulhos, Brazil  Productivity investments  Equipment upgrades, debottlenecking and automation opportunities  Target IRRs in excess of 25% Capital Expenditures Capex by Year and Category ($ in millions) Commentary 27 $59 $60 $53 $50 $60 $12 $53 $39 $60 $45 $38 $75 $46 $40 $45 2013 2014 2015 2016E 2017E Maintenance Growth Productivity

Effective Capital Allocation Should Drive Improved Returns

Return on Invested Capital (ROIC)

NOPAT ROIC (LTM)



39.2%
15.9%
14.7%
14.1%
12.0%
SHW
VAL
PPG
RPM
AXTA

Notes: 1) ROIC = Net Operating Profit After Tax (NOPAT) / (Total Debt + Preferred Stock + Minority Interest + Equity); 2) AXTA total capital excludes identified intangible assets; 3) Data as of LTM Q2 2016

Commentary

- Axalta's ROIC is penalized by the February 2013 LBO and related asset step-up from purchase price accounting
- Drivers of ROIC upside:
  - ✓ Growth in NOPAT from ongoing business execution
  - ✓ Effective capital allocation: Organic investments, return accretive M&A, and focus on asset efficiency
- We believe that over time we can achieve returns in excess of the peer group averages

AXALTA COATING SYSTEMS 28 PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS Capital Allocation: Driving Returns With Best Uses Of Excess Cash Flow  Organic growth options: Generally the “highest and best use”  In-plant productivity investment  Growth with existing markets with strong incremental margins  M&A: Discipline is key to improve returns  4 year cumulative free cash flow available after debt reduction: $1.5+ billion  Tactical, lower risk, smaller “tuck-ins” and immediate adjacencies  Overall consideration for both immediate IRR and long term growth goals  Debt repayment: Accretive at current rates  Target investment grade rating as debt leverage is reduced and other factors  Process: Balance absolute returns with risk-adjusted return, and feedback on shareholder risk tolerance  Other potential uses: Board to consider in time  Dividends and buybacks will be considered once our leverage goals are realized Total Shareholder Return (TSR) Model 29

PROPRIETARYAXALTA COATING SYSTEMS Capitalization 30 Debt And Liquidity Summary Net Leverage (1) Assumes exchange rate of $1.11 USD/Euro (2) Indebtedness per balance sheet less cash & cash equivalents divided by LTM Q2 2016 Adjusted EBTIDA ($ in millions) @ 6/30/2016 Maturity Cash and Cash Equivalents $480 Debt: Revolver ($400 million capacity) - 2018 First Lien Term Loan (USD) 1,890 2020 First Lien Term Loan (EUR) (1) 420 2020 Senior Secured Notes (EUR) (1) 271 2021 Total Senior Secured Debt $2,581 Senior Unsecured Notes (USD) 737 2021 Other Borrowings 36 Total Debt $3,353 Total Net Debt $2,873 LTM Adjusted EBITDA $877 Credit Statistics: Total Net Leverage (2) 3.3x 5.6x 5.1x 5.0x 4.6x 4.5x 4.3x 4.1x 3.8x 4.0x 3.7x 3.7x 3.4x 3.5x 3.3x At LBO Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2013 2014 2015 2016 On August 2nd, AXTA priced $500 million 4.875% Senior Notes and €335 million 4.250% Senior Notes. Proceeds will be used to redeem $750 million 7.375% Senior Notes resulting in significant interest savings and an extended maturity profile and other terms.

AXALTA COATING SYSTEMS Full Year 2016 Guidance 31 2016 Benefits from Ongoing Growth and Maturity of Productivity Programs  Net sales expected to be essentially flat as- reported based on anticipated currency headwinds; constant currency net sales expected to benefit from volume growth and positive pricing  Margin expansion expected to continue, driven by volume, price, and cost reduction  Tailwinds from volume growth, ongoing productivity and variable cost savings  Tax rate, as adjusted, expected to come down in 2016 from specific actions taken  Working capital stable in 2016, with free cash flow expected to rise  Capex is consistent; includes large discretionary component ($ millions) 2015A 2016E Comments on Drivers Net Sales (Excl.-FX) +5% +4-6% Working Capital / Sales 12% 11-13% Tax Rate, As Adjusted 30% 25-27% Diluted Shares (millions) 240 242-245 Capital Expenditures $138 ~$150 Interest Expense $197 $180-190 Adjusted EBITDA $867 $900-940 D&A $310 $320 Net Sales -6% @ 0%

Performance Coatings: Refinish

PROPRIETARYAXALTA COATING SYSTEMS The Global Refinish Market Is Growing Projected Industry Sales ($ in billions) Asia Pacific EMEA North America 6.3% 0.8% 2.2% 2.6%$2.4 $2.5 $2.6 $2.6 $2.7 $3.2 $3.2 $3.3 $3.4 $3.5 $0.9 $1.0 $1.0 $1.0 $1.0 $1.6 $1.8 $1.9 $2.0 $2.1 2015E 2016E 2017E 2018E 2019E ’15E – ‘19E CAGR ___________________________________ Source: Orr & Boss (2014); Axalta estimates Latin America $8.2 $8.4 $8.7 $9.0 $9.2 3.0% Axalta Global Refinish Dynamics  Strong heritage through Herberts acquisition 1999  Diverse region with both mature and developing markets  Environmental regulations drive waterborne coatings adoption  MSOs gaining share and Axalta benefits directly  Continued strong core products serve the entire collision market  Leading VOC-compliant products meet environmental regulation shifts  Growth driven primarily by expansion of the Chinese car parc  Significant OEM influence in collision repair industry  Opportunity for growth in mainstream and economy product lines  Mexico and Brazil represent Axalta’s largest markets  Price increases help offset inflation and currency devaluation  Under-representation in the economy segment represents opportunity E M E A N A A P A C La t A m 33

Axalta Has A Very Strong Position In Refinish Globally

Global Share Position

Refinish Industry Sales: ~$7.4 billion


Axalta
25%
#1
Peer 1
20%
Peer 2
11%
Peer 3
11%
Peer 4
5%
Other
28%

Key Market Trends

- Drivers include size of car parc, miles driven, and accident rates
- Industry dynamics favor stable competition in most markets
- Focus on innovation and service to increase body shop productivity
- Increasing environmental regulation drives technically advanced high-productivity coatings adoption

Axalta's Strategies For Growth

- Grow our leadership position in premium product segments
- Increase market share in under-represented countries and markets
- Expand mainstream and economy product penetration
- Leverage customer consolidation trends in key regions
- Focus on strengthening and expanding our distribution channel relationships

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PROPRIETARY

Refinish Products: The Paint Layers

Description of Paint Layers



Clearcoat 35 – 50µm
Basecoat 14 – 30µm
Primer Surfacer 20 – 35µm
E-Coat, CED 20 – 30µm

Clearcoat

- Protects basecoat from the elements
- Gives automobile its lustrous look

Basecoat

- Creates automobile's color and aesthetics
- Provides corrosion protection
- Waterborne and solventborne technology options

Primer Surfacer

- Protects automobile from visible and UV light
- Improves surface smoothness
- Increases topcoat adhesion

AXALTA COATING SYSTEMS
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PROPRIETARY

Performance Coatings: Industrial Coatings

PROPRIETARYAXALTA COATING SYSTEMS ’15E-‘19E CAGR($ in billions) Asia Pacific EMEA North America 6.2% 4.0% 3.0% 3.5% 4.9% $6.8 $7.0 $7.3 $7.5 $7.8 $8.1 $10.0 $10.3 $10.6 $10.9 $11.3 $11.6 $1.7 $1.8 $1.8 $1.9 $2.0 $2.1 $21.2 $22.5 $23.9 $25.4 $27.0 $28.6 2015E 2016E 2017E 2018E 2019E 2020E $50.4 _____________________________ Source: Orr & Boss; Axalta estimates Latin America $48.0$45.8$43.6$39.7 $41.6 The Overall Industrial Coatings Market is Expected to Grow The Industrial Coatings Market 37

Industrial Coatings: A $28 B Market Opportunity For Axalta


($ billions)
Coil $4.5
Oil & Gas $3.5
ACE $1.5
Architectual Extrusions $1.5
Electrical Insulation $2.0
General Industrial $15.0

	Product Examples	Market Drivers
General Industrial	▪ Metal furniture ▪ Appliances ▪ Shelving/ racking ▪ Electrical boxes	▪ GDP ▪ Industrial Production
Electrical Insulation	▪ Electric motors ▪ Transformers	▪ Electric motor production ▪ Power transmission production
Architectural Extrusions	▪ Commercial building windows and curtain walls ▪ Residential windows and doors	Commercial construction
ACE	▪ Construction equipment ▪ Agricultural equipment ▪ Mining equipment	▪ GDP ▪ Industrial production
Oil & Gas	▪ Deep sea pipelines ▪ Oil well conveyance lines	▪ Infrastructure growth ▪ Population growth ▪ Pipeline projects
Coil	▪ Commercial /residential siding ▪ Garage doors ▪ Gutters, downspouts, lighting housings ▪ Appliances	▪ GDP ▪ Construction

Source: Coatings World, Axalta estimates

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PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS General Industrial 53% Architectural 16% EIS 14% ACE 10% Oil & Gas 7% 2015 Net Sales by Segment Business Overview Steady volume growth driven by global GDP  China growth expected at least mid-single digits  Architectural market expected to grow steadily Supplier consolidation continues  Consolidation driven by expanding global players Technology innovation is our base  Drivers: Environmentally sustainable products, focus on productivity, corrosion resistance and innovative and vibrant color choices Customers are globalizing  Local product must meet global specifications consistently across regions Global infrastructure growth is driving demand  High temperature resistance required for energy applications  Demand for electrical insulation products linked to infrastructure Axalta’s Industrial Business Today 39

PROPRIETARYAXALTA COATING SYSTEMS Growth Priorities & Strategies Axalta Industrial: Where We Are Going… Agriculture, Construction & Earth Moving Equipment (ACE)  Expand approval portfolio with multiple coatings technologies  Utilize global footprint to target new business in all regions Architectural  Market our powder coatings to architects (an environmentally friendly alternative)  Expand color range to compete with liquid alternatives Electrical Insulation Systems (EIS)  Continue to build global capability  Target sub-segments with above average growth rates Oil & Gas  Build on leading technology position for exterior pipe coatings  Establish strong global network to service end users / specifiers General Industrial  Accelerate globalization of key GI sub-segments  Develop industry leadership in high durability, corrosion – resistant coatings 40

Transportation Coatings Overview

PROPRIETARYAXALTA COATING SYSTEMS Segment Overview Global co-lead supplier to OEMs Transportation Light Vehicle  Original Equipment Manufacturers  Plastics and composite materials  Metal coatings #1 global supplier to heavy duty truck and bus segments Commercial Vehicle  Commercial trucks  Rail  Bus  Utility trucks  Recreational / off-road and pleasure craft  General aviation 42 Synergies Global OEM Alliances Focused Support Models Market Drivers

Transportation Summary



The global transportation market is projected to grow ~3.4% CAGR through 2019

- Demand drivers include
  - ✓ Global GDP
  - ✓ Vehicle replacement cycles
  - ✓ Growth in emerging markets
  - ✓ Infrastructure spending



Axalta is a leading global OEM coatings provider

- 19% global light vehicle market share with strong OEM relationships in all regions
- #1 player globally in heavy duty truck and bus
- Extensive portfolio of technologies fit for purpose in each market



Axalta is actively transforming its business for profitable growth

- Moved from regional structure to global leadership
- Improved alignment with strategic and underserved customers
- Building capability and footprint in high growth regions
- Expanding global brand strategy



Progress to date has been strong

- Showing results to date through business wins and global launches
- Strong earnings contribution underscores focus on profitable growth
- Capacity investments to support growth in all regions

AXALTA COATING SYSTEMS
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PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS Structurally Growing Markets 44 Market Growth: Light Vehicle Market Growth: Commercial Vehicle _____________________________ Source: Orr & Boss; Axalta estimates Asia Pacific Latin America EMEA North America 3.6% 6.5% 2.6% 0.2% 3.0% 1.2 1.3 1.3 1.2 1.2 2.0 2.1 2.1 2.2 2.2 0.6 0.5 0.6 0.7 0.7 3.1 3.2 3.3 3.5 3.6 2015E 2016E 2017E 2018E 2019E (builds in millions) 7.8 ’15E – ‘19E CAGR 7.67.3 7.16.9 ($ in millions) Asia Pacific EMEA North America 4.6% 5.0% 5.3% 3.3% 4.5% $487 $494 $503 $525 $554 $414 $431 $457 $483 $508 $213 $218 $231 $243 $259 $1,186 $1,235 $1,302 $1,369 $1,422 2015E 2016E 2017E 2018E 2019E ’15E – ‘19E CAGR $2,743 _____________________________ Source: Orr & Boss; Axalta estimates Latin America $2,620 $2,493 $2,379 $2,300

PROPRIETARYAXALTA COATING SYSTEMS 45 Key Market Trends  Volatile organic compounds (VOCs)  Toxic substances  Coatings for new lightweight materials to improve fuel economy Government Regulations Emerging Markets Industry Globalization Demand for Productivity Color and Protection  Near-term uncertainty (Brazil, Russia, China)  Long-term growth  Global vehicle platforms  Global color palettes  Global (and local) coating approvals  Improved first time quality  Energy, capital, labor, materials savings for customers  Consumers demand aesthetics and style  Extended vehicle life / warranty

PROPRIETARYAXALTA COATING SYSTEMS Axalta 19% Transforming A Global Coatings Supplier Global Share 46 Axalta 31%  Axalta is a global leader in transportation coatings  Globalizing and harmonizing our coatings technology  Bringing brighter colors and more effects to color design  Aligning global R&D and product management around voice-of-customer  We are customer focused and growth oriented  Strong global leadership team and local capability  Global customer account teams implemented with clear growth metrics  Building senior level customer relationships  Strong launch capability and execution  Robust business systems and competitive analysis implemented  Creating a culture and infrastructure to support growth HDT and Bus Light Vehicle

PROPRIETARYAXALTA COATING SYSTEMS Vision Is Above-Market Growth  Gain share with existing customers  Grow underserved customers and regions  Align product technology to evolving customer and market needs  Increase content per vehicle  Leverage “what good looks like” into new regions, customers and markets Strategies Key Tactics / Programs  Build capabilities in global and regional roles  Expand decorative and functional coatings  Best-in-class line service excellence  Localize supply chain ensuring competitive cost structure  Drive complexity management discipline  The Axalta Way: “run it like we own it” 47

Segmenting Our Markets

	Light Vehicle	HDT	Specialty OEM	Bus	Rail	General Aviation	Body Builders & Trailers
Estimated Market Size	$8,100M	$500M	$550M	$200M	$600M	$45M	$400M
Product Examples	▪ Passenger cars ▪ Pick Ups / SUVs ▪ Light commercial vehicles ▪ Component parts	▪ EM class 4-8 truck manufacturing	▪ RV ▪ Truck caps ▪ Power sports ▪ 2 & 3 Wheelers ▪ Specialty LV	▪ Bus – OEM ▪ Bus repair / refurbishment	▪ Locomotive passenger rail ▪ Metros ▪ Streetcars	▪ Fixed wing propeller ▪ Helicopters ▪ Business jets	▪ Trailers ▪ Truck body builders
Global							

Leading
Top 5
Below top 5


NAFTA
EMEA
LA
AP



Source: Orr & Boss (2013), IRFAB, and Axalta estimates

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PROPRIETARY

We Are Growing With Segment Specific Strategies In Our Target Markets

AXALTA

Light Vehicle



- Grow in automotive parts market
- China expansion through domestic OEMs
- AP expansion beyond China
- Gain approvals with underserved customers
- Strengthen service capability

Heavy Duty Truck (HDT)



- Leverage global accounts
- Gain share in tier part suppliers
- China growth via Kinlita JV
- China HDT volume is three times NA
- Leverage Imron® branded offering

Specialty OEM



- Expand 2-wheeler success in Brazil to other regions
- Leverage Imron® branded offering
- Segment-focused color strategy

Bus and Rail



- China expansion to mainstream and economy segments
- Leverage high speed rail success
- SprayFlex FS interior floor coatings

General Aviation



- Leverage approvals with Textron, Gulfstream, etc.
- Expand color palette for high value applications
- Align Imron® brands and offerings to segment
- Strategic alignments and capabilities

Body Builders / Trailers



- Differentiation through strong HDT color leverage
- Developing a segment-focused distribution strategy

AXALTA COATING SYSTEMS
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PROPRIETARY

APPENDIX

AXALTA COATING SYSTEMS Q2 Performance Coatings Results Financial Performance Commentary Net Sales Variance 51 Solid net sales led by Refinish volumes  Strong volume growth in Refinish across all regions; Industrial growth driven by EMEA and Asia Pacific  Price increases in Refinish in most regions  8.8% unfavorable currency impact principally from Latin America Adjusted EBITDA margin remains very strong  Adjusted EBITDA margin slightly below Q2 2015 but remains strong, benefiting from increased volumes, favorable price realization, and some ongoing variable margin benefits, offset by currency translation impact and increased operating expense to support growth Q2 ($ in millions) 2016 2015 Incl. F/X Excl. F/X Refinish 449 460 (2.5%) 9.3% Industrial 183 179 2.6% 3.7% Net Sales 632 639 (1.0%) 7.8% Adjusted EBITDA 157 162 (3.0%) % margin 24.9% 25.4% % Change +5.9% +1.9% (8.8%) (1.0%) $632 $639 Price Q2 2016FXQ2 2015 Volume

AXALTA COATING SYSTEMS Q2 Transportation Coatings Results Financial Performance Net Sales Variance 52 Commentary Net sales pressured by Commercial volumes  Strong volume growth in North America and EMEA Light Vehicle, offset largely by lower volumes in Latin America and Asia Pacific  Lower volumes in Commercial Vehicle driven by heavy truck and other vehicle markets  Modest increase in price for the segment  4.2% unfavorable currency translation largely from emerging market exposures Adjusted EBITDA margin up 150 bps  Adjusted EBITDA margin benefited from price improvement and some additional variable cost savings ($ in millions) 2016 2015 Incl. F/X Excl. F/X Light Vehicle 344 347 (0.8%) 1.5% Commercial Vehicl 89 108 (18.0%) (8.3%) Net Sales 433 455 (4.9%) (0.7%) Adjusted EBITDA 95 93 2.0% % margin 22.0% 20.5% Q2 % Change (1.5%) +0.8% (4.9%) $433 $455 Q2 2015 Q2 2016Price FXVolume (4.2%)

PROPRIETARYAXALTA COATING SYSTEMS Consolidated Adjusted EBITDA Reconciliation 53 ___________________________ Note: Numbers might not foot due to rounding. LTM ($ in millions) FY 2015 Q1 2015 Q2 2015 Q1 2016 Q2 2016 6/30/2016 Net Income (Loss) $98 $47 (24) $31 $50 $156 Interest Expense 197 50 49 50 48 196 Provision for Income Taxes 63 1 30 15 20 67 Depreciation & Amortization 308 73 78 76 79 312 Reported EBITDA $665 $171 $132 $171 $197 $730 A Debt extinguishment 3 - - - 2 5 B Foreign exchange remeasurement losses 94 9 58 8 18 53 C Long-term employee benefit plan adjustments - - - 1 1 2 D Termination benefits and other employee related costs 36 4 15 2 7 26 E Consulting and advisory fees 24 3 7 3 3 20 F Transition-related costs (3) - - - - (3) G Offering and transactional costs (1) (4) - - 1 4 H Stock-based compensation 30 2 12 10 11 37 I Other adjustments (6) 1 2 2 2 (5) J Dividends in respect of noncontrolling interest (5) (4) (1) (2) - (2) K Asset impairment 31 - 31 - 11 11 Total Adjustments $202 $11 $124 $24 $56 $147 Adjusted EBITDA $867 $182 $256 $195 $253 $877

PROPRIETARYAXALTA COATING SYSTEMS 54 Consolidated Adjusted EBITDA Reconciliation (cont’d) A. In FY 2015 and 2Q 2016, we prepaid $100.0 million of the outstanding principal on the New Dollar Term Loan and recorded non-cash pre-tax losses on extinguishment of $3 million and $2 million, respectively. B. Eliminates foreign exchange gains and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of gains associated with our foreign currency instruments used to hedge our balance sheet exposures. Venezuela represented a gain of $1 million, and losses of $56 million, $7 million and $16 million for the periods 1Q 2015, 2Q 2015, 1Q 2016, and 2Q 2016. C. Eliminates the non-cash, non-service cost components of long-term employee benefit costs. D. Represents expenses primarily related to employee termination benefits and other employee-related costs including our initiative to improve overall cost structure within the European region as well as costs associated with our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. E. Represents fees paid to consultants for professional services primarily related to our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. F. Represents non-recurring charges associated with the transition from DuPont to a standalone entity, including branding and marketing costs, information technology related costs and facility transition costs. G. Represents costs associated with the secondary offerings of our common shares by Carlyle, acquisition-related costs, including a $5.4 million gain recognized during 1Q 2015 resulting from the remeasurement of our previously held interest in an equity method investee upon the acquisition of a controlling interest, and costs associated with changes in the fair value of contingent consideration associated with our acquisitions, all of which are not considered indicative of our ongoing operating performance. H. Represents costs associated with stock-based compensation, including $8 million of expense during 2Q 2015 attributable to the accelerated vesting of all issued and outstanding stock options issued under the 2013 Plan as a result of the Change in Control. I. Represents costs for certain unusual or non-operational (gains) and losses, including equity investee dividends, indemnity losses (gains) associated with the Acquisition, losses (gains) on sale and disposal of property, plant and equipment, losses (gains) on the remaining foreign currency derivative instruments and non-cash fair value inventory adjustments associated with our 2015 acquisitions. J. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not wholly owned, which are not considered indicative of our ongoing operating performance. K. As a result of currency devaluations in Venezuela, we recorded non-cash impairment charges relating to a real estate investment of $31 million and $11 million during Q2 2015 and Q2 2016, respectively.

Thank you! Investor Contact: Chris Mecray, VP IR Christopher.Mecray@axaltacs.com 215-255-7970